Exhibit 10.31

SECOND AMENDMENT TO

CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (“Second Amendment”) is dated as of April 14, 2004 by and among Hancock Fabrics, Inc. (“Borrower”); and Hancock Fabrics of Mi, Inc., HF Merchandising, Inc., HF Resources, Inc., HF Enterprises, Inc., Hancock Fabrics, LLC and HancockFabrics.com, Inc. (“Guarantors”); Union Planters Bank, National Association (“Union Planters”); and BancorpSouth Bank (“Bancorp”).

RECITALS

The parties hereto, along with Wachovia Bank, N.A. (“Wachovia”), executed that certain Credit Agreement (“Credit Agreement”) dated as of April 16, 1999.

The Credit Agreement provided for a revolving credit facility in the principal amount of Sixty Million and No/100 Dollars ($60,000,000.00).

The Credit Agreement was amended by that certain First Amendment to Credit Agreement dated March 26, 2002, by and among Borrower, Union Planters and Bancorp (the “First Amendment”).

Pursuant to the First Amendment, Union Planters agreed to serve as Agent under the terms of the Credit Agreement, the amount of the revolving credit facility was reduced to $25,000,000.00 and South Trust Bank and Wachovia ceased participation in the credit facility.

Section 2.05(b) of the Credit Agreement permits the Borrower to request an extension of the revolving credit facility.

Borrower has made the foregoing request to Union Planters, as Agent.

Union Planters and Bancorp have agreed to grant the extension request provided that the Guarantors hereinabove named jointly and severally unconditionally guarantee the indebtedness of Borrower to Union Planters and Bancorp.

The parties have agreed to execute this Second Amendment to set forth their understandings with respect to the extension of the revolving credit facility.

NOW, THEREFORE, the parties do mutually covenant and agree as follows:

1.	Section 1.01 Definitions, of the Credit Agreement is hereby amended as follows:

a.	Two new definitions shall be added to read as follows:

“Guarantors” means Hancock Fabrics of Mi, Inc., HF Merchandising, Inc., HF Resources, Inc., HF Enterprises, Inc., Hancock Fabrics, LLC and HancockFabrics.com, Inc. Each of the Guarantors shall also be included in the definition of “Subsidiaries”.

“Guaranty Agreements” means the agreements to be executed by the Guarantors unconditionally guaranteeing the obligations of Borrower to the Banks.

b.              The definition “Termination Date”, as previously amended pursuant to the First Amendment, is stricken in its entirety and the following substituted therefore:

“Termination Date” means March 26, 2007.

2.              Section 2.05. Maturity of Loans, is amended by striking subsection (b) therefore in its entirety.

3.              Section 3.02. Conditions to All Borrowings, is hereby amended by adding a new subsection “(e)” to read as follows:

“(e) Guarantors shall have each executed Guaranty Agreements in the form attached hereto as Exhibit “A” unconditionally guaranteeing the obligations of Borrower to Banks.”

4. Article IV REPRESENTATION AND WARRANTIES is hereby amended by adding two new sections to read as follows:

Section 4.21. Subsidiary Corporate and Governmental Authorization; No

Contravention.

This execution, delivery and performance by each of the Subsidiaries of the Second Amendment to the Agreement and the Guaranty Agreements (i) are within the Subsidiaries’ corporate powers or authority, (ii) has been duly authorized by all necessary corporate or membership action, (iii) requires no action by or in respect of, or filing with, any governmental body, agency or official, (iv) does not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation, articles of organization, operating agreement or by-laws of the Subsidiaries or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Subsidiaries, and (v) does not result in the creation or imposition of any Lien on any asset of the Subsidiaries.

Section 4.22. Binding Effect. The Second Amendment to the Agreement and the Guaranty Agreements constitute valid and binding agreement of each of the Subsidiaries enforceable in accordance with their terms, and when executed and delivered, will constitute valid and binding obligations of the Subsidiaries enforceable in accordance with their respective terms provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally.

5.	Section 4.08. Subsidiaries, of the Credit Agreement is amended by striking the language contained therein in its entirety and substituting the following:

Section 4.08. Subsidiaries. Each of the Borrower’s Subsidiaries is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary (except where the failure to be so qualified could not reasonably be expected to have or cause a Material Adverse Effect), and has all corporate powers or authority and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Borrower has no Subsidiaries except those Subsidiaries listed on Schedule 4.08, which accurately sets forth each such Subsidiary’s complete name and jurisdiction of incorporation or organization.

6.	Section 9.04. Set-Offs; Sharing of Set-Offs. Is hereby amended by striking the language contained in subsection (a) and substituting the following:

Section 9.04. Set-Offs; Sharing of Set-Offs. (a) The Borrower and each of the Guarantors hereby grant to each Bank, as security for the full and punctual payment and performance of the obligations of the Borrower under this Agreement, as amended, a continuing lien on and security interest in all deposits and other sums credited by or due from such Bank to the Borrower or any Guarantor or subject to withdrawal by the Borrower or any Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, each Bank may at any time upon or after the occurrence of any Event of Default, and without notice to the Borrower or any Guarantor, set off the whole or any portion or portions of any or all such deposits and other sums against such obligations, whether or not any other Person or Persons could also withdraw money therefrom.

7. All terms under the Credit Agreement, as previously amended, and related loan documents not herein specifically modified or amended shall remain in full force and affect and are hereby reaffirmed by Borrower and incorporated herein by reference as if fully set forth. Borrower specifically affirms that all representations and warranties made pursuant to Article IV of the Credit Agreement as well as all covenants made pursuant to Article V of the Credit Agreement, not herein amended, or previously amended are true and accurate as if made as of the date hereof.

8. Except as otherwise set forth herein, all capitalized terms shall have the meanings as set forth in the Credit Agreement, as amended.

9.              The Second Amendment to the Credit Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, next of kin, successors, permitted assigns, transferees and grantees.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

HANCOCK FABRICS, INC.

By: /s/ Bruce D. Smith_________

Title: Senior V P and_CFO_____

One Fashion Way
Baldwyn, MS 38824
Attention: Bruce D. Smith
Telecopy number 662-365-6025
Telephone number 662-365-6112

HANCOCK FABRIC OF MI, INC.

By: _Bruce D. Smith____________

Title:_Vice President____________

One Fashion Way
Baldwyn, MS 38824
Attention: Bruce D. Smith
Telecopy number 662-365-6025
Telephone number 662-365-6112

HF MERCHANDISING, INC.

By: __Bruce D. Smith____________

Title:_Vice President____________

One Fashion Way
Baldwyn, MS 38824
Attention: Bruce D. Smith
Telecopy number 662-365-6025
Telephone number 662-365-6112

HF RESOURCES, INC.

By: __Bobby G. Langford________

Title:__President________________

One Fashion Way
Baldwyn, MS 38824
Attention: Bruce D. Smith
Telecopy number 662-365-6025
Telephone number 662-365-6112

HF ENTERPRISES, INC.

By: __Bobby G. Langford________

Title:_President_________________

One Fashion Way
Baldwyn, MS 38824
Attention: Bruce D. Smith
Telecopy number 662-365-6025
Telephone number 662-365-6112

HANCOCK FABRICS, L.L.C.

By: _Bruce D. Smith____________

Title:Vice President_____________

One Fashion Way
Baldwyn, MS 38824
Attention: Bruce D. Smith
Telecopy number 662-365-6025
Telephone number 662-365-6112

HancockFabrics.com,INC.

By: _B. Linwood Landreth________

Title:_President_________________

One Fashion Way
Baldwyn, MS 38824
Attention: Bruce D. Smith
Telecopy number 662-365-6025
Telephone number 662-365-6112

Commitment	UNION PLANTERS BANK,
$20,000,000.00	NATIONAL ASSOCIATION

By:_Coney Burgess____________

Title:Vice President_____________

Lending Office
6200 Poplar Avenue
HQ4
Memphis, Tennessee 38119
Attention: Coney Burgess
Telecopy number: (901)580-5507
Telephone number (901)580-5481

Commitment	BANCORPSOUTH BANK
$5,000,000.00	By:__Coy Livingston____________

Title:__EVP___________________

Lending Office
One Mississippi Plaza
Tupelo, Mississippi 38802
Attention: _Coy Livingston_______
Telecopy number:_______________
Telephone number:______________